TD Newcrest Agricultural Conference
Harvesting Great Ideas
November 5, 2007
Dr. Michael R. Rahm
Vice President
Market Analysis and Strategic Planning
Crop Nutrient Outlook:
Revving Up Production Agriculture
to meet the
Growing Demands of a Developing World
Exhibit 99.2

Market Analysis & Strategic Planning

November 5, 2007
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private
Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation;
adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; estimates of the current volumes of brine inflows at its Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, fluctuations in the rate of the brine inflows from time to time, including the possibility that the rate of inflow could increase and that any such fluctuations or increases could be material, its expectations regarding the potential efficacy of remedial measures to control the brine inflows, the level of capital and operating expenditures necessary to control the inflows, the possibilities that the costs of remedial efforts at the Esterhazy mines may increase in the future and that such an increase could be material, or, in the extreme scenario, that the brine inflow, risk to employees or remediation costs may increase to a level which would cause The Mosaic Company to change its mining process or abandon the mines; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of The Mosaic Company.

Market Analysis & Strategic Planning

November 5, 2007
Topics and Take Aways
Revving up production agriculture worldwide
Accelerating demand growth
Strong traditional demand drivers – it’s still a food game
An octane boost from biofuels in a few key markets
U.S. ethanol developments and issues
Outstanding nutrient demand prospects
The battle for acres this year
A long term forecast

Revving Up Production Agriculture

Market Analysis & Strategic Planning

November 5, 2007
Global grain and oilseed stocks will fall again
this year despite a record harvest
Global grain and oilseed stocks
will decline again in 2007/08
despite higher crop prices and
the large increase in planted
area this year!
Production is forecast to
increase 4% to a record 2.02
billion tonnes in 2007, but
global stocks will decline about
28 million tonnes in 2007/08.
Stocks as a percentage of use
will drop to the fifth lowest level
in recent history.
World Less China Grain and Oilseed Stocks
50
100
150
200
250
300
350
400
450
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Tonnes
0%
4%
8%
12%
16%
20%
24%
28%
32%
Percent
Stocks Percent of Use
Source: USDA
Note that this analysis excludes China due
to the unreliability of USDA’s estimates of
Chinese grain and oilseed stocks.

Market Analysis & Strategic Planning

November 5, 2007
Record imports indicate China also is using
more grain and oilseeds than it is producing
USDA projects that China will
import more than 30 million
tonnes of grains (and mostly)
oilseeds in 2007/08.  That tops
the previous record by about
20% and is up 50% or 10
million tonnes from last year.
China Grain and Oilseed Net Imports
-10
-5
0
5
10
15
20
25
30
35
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Tonnes
Source: USDA

Market Analysis & Strategic Planning

November 5, 2007
World Less China Grain and Oilseed Use
0.9
1.0
1.1
1.2
1.3
1.4
1.5
1.6
1.7
1.8
1.9
2.0
2.1
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Tonnes
Source: USDA
Demand growth is accelerating
Global grain and oilseed
demand growth is accelerating
due to rock-solid traditional
drivers for food, feed and fiber.
In addition, the exponential
increase in biofuels production in
the United States as well as
developments elsewhere have
provided an octane boost to
grain and oilseed demand.
For example, grain and oilseed
use outside China has grown
2.5% per year or almost 230
million tonnes since 2002.  That
compares to a 1.1% per year
growth rate during the previous
five years and a 30 year trend of
about 1.8% per year.
Grain Use CAGR
97- 02 02- 07
1.1%        2.5%
Note that this analysis excludes China due
to the unreliability of USDA’s estimates of
Chinese grain and oilseed use.

Market Analysis & Strategic Planning

November 5, 2007
Strong and steady traditional drivers
The global economy continues to
grow at relatively high and stable
rates.
Global Insight projects that world
GDP will increase 3.6% in 2007
and 3.4% in 2008.
World GDP Growth Rate
0%
1%
2%
3%
4%
5%
6%
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  Global Insight

Market Analysis & Strategic Planning

November 5, 2007
Rapid growth in key Asian
crop nutrient markets
Annual GDP Growth Rates in Key Asian Markets
0%
2%
4%
6%
8%
10%
12%
14%
2000 2001 2002 2003 2004 2005 2006 2007 2008
Source:  Global Insight
China India Indonesia Malaysia Pakistan
Economic growth in key Asian
fertilizer markets remains robust.
China and India lead the pack,
but GDP in other important
markets such as Indonesia,
Malaysia and Pakistan is growing
at around 6% per year.
As a result, these countries are
developing large and increasing
affluent middle class populations
who demand more grain intensive
and protein rich foods.  That is
translating into strong grain and
oilseed demand as well as strong
crop nutrient demand growth.

Market Analysis & Strategic Planning

November 5, 2007
It’s still a food game
World Grain and Oilseed Production
0.0
0.5
1.0
1.5
2.0
2.5
3.0
06 07 08 09 10
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
Total
For Biofuel Production in the United States, EU25 and China
Biofuel Use as a Percent of Total
Crops include corn, barley, wheat, rice, sorghum, soybean, rapeseed and sunflowers.
Source: FAPRI
This analysis does not include sugarcane used for ethanol production.
Biofuels account for a small
percentage of global grain and
oilseed production.  For
example, the latest forecasts
from FAPRI indicate that
biofuels production in the United
States, EU25 and China will
account for just more than 5% of
global production of the leading
grain and oilseed crops in
2007/08.
That percentage is projected to
grow to just more than 6%
following the large expected
increases in U.S. ethanol
production during the next
couple of years.

Market Analysis & Strategic Planning

November 5, 2007
It’s still a food game
World Nutrient Demand
0
20
40
60
80
100
120
140
160
180
200
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11
Million Tonnes
Developed Nations Developing Nations Transition Economies
Source: IFA July 2007
Developing nations have
accounted for all of the growth in
world nutrient demand since
1995.  Demand in these regions
is fueled by the traditional
drivers of population and income
growth rather than biofuels.
The latest forecasts from the
International Fertilizer Industry
Association (IFA) show that
developing nations will account
for more than 90% of projected
demand growth during the next
five years, even with the large
biofuels initiatives in the United
States and Europe.
Biofuels, however, will boost
growth in some developing
countries such as Brazil and
Malaysia during this period.

VeraSun Energy Ft. Dodge, IA An Octane Boost from Biofuels (in a few key markets) Startup: October 2005 Capacity: 110 Mil Gal Feedstock: Corn

Market Analysis & Strategic Planning

November 5, 2007
Percent of World Grain and Oilseed Growth Accounted for by Biofuels
0%
10%
20%
30%
40%
50%
60%
2007 2008 2009 2010
Source:  FAPRI
A big biofuels impact during the next 3 years
However, the FAPRI projections
also show that the exponential
growth in biofuels production will
account for a large percentage
of the projected growth in grain
and oilseed use during the next
few years.
FAPRI forecasts indicate that
biofuels production in the United
States, EU25 and China will
account for one-quarter to
almost one-half of the annual
growth in the grain and oilseed
use from 2007/08 to 2009/10.

Market Analysis & Strategic Planning

November 5, 2007
Ethanol is largely a U.S. and Brazilian game
Top 10 Ethanol Producing Nations
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
U.S. Brazil China India France Germany Russia Canada Spain South
Africa
Bil Gal
All Grades
2006 2005 2004
Source: F.O. Licht
The United States and Brazil
are the leading ethanol
producers by a wide margin.
World ethanol production
increased almost 6% to 12.87
billion gallons in 2006,
according to F.O.Licht
statistics.  World ethanol
production totaled 10.77
billion gallons in 2004.  The
United States and Brazil
accounted for nearly all of the
growth during the last two
years.

Current Ethanol Plants
Ethanol Plants Under Expansion
Ethanol Plants Under Construction

Ethanol Industry Fast Fact

130 Ethanol plants in operation with …
6.9 Billion gallons of annual capacity
73 Ethanol plants under construction and …
10 Ethanol plants expansions will add
6.6 Billion gallons of annual capacity

Renewable Fuel Association, October 30, 2007

Mosaic

Market Analysis & Strategic Planning

November 5, 2007
The Renewable Fuels
Association counted 130
ethanol plants with
combined capacity of 6.9
billion gallons in
operation on October 30.
In addition, 73 new
plants were under
construction and
expansions at ten
existing plants were in
process that will add
more than 6.6 billion
gallons of new capacity.
As a result, U.S. ethanol
capacity will increase to
13.5 billion gallons within
the next one to two
years.
Capital has gushed into the US ethanol industry

Market Analysis & Strategic Planning

November 5, 2007
Exponential increases in U.S. ethanol output
U.S. ethanol production
increased from 1.6 billion
gallons in 2000 to about 4.9
billion gallons in 2006.  We
estimate that U.S. ethanol
production will increase to
6.35 billion gallons in 2007
and to 9.25 billion in 2008.
Given the large number of
new projects and expansions
under construction, U.S.
ethanol production is forecast
to increase  to about 12 billion
gallons during the next few
years.
U.S. Ethanol Production
0
2
4
6
8
10
12
14
16
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15
Source:  EIA and Mosaic
Bil Gal
0%
2%
4%
6%
8%
10%
12%
14%
16%
Percent
Actual Forecast Percent of Gasoline Use

Market Analysis & Strategic Planning

November 5, 2007
Significant increases in corn used for ethanol
U.S. Corn Used for Fuel Ethanol Production
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
01 02 03 04 05 06 07 08 09 10 11 12 13 14
Crop Year Beginning September 1
Bil Bu
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
Source: USDA and Mosaic
Pct of Crop
Actual/Estimate Forecast Percent of Crop
One bushel of corn yields about 2.8 gallons of ethanol.
Corn used for ethanol production
has increased from 700 million
bushels in 2001/02 to 2.15 billion
bushels in 2006/07.  The
percentage of the corn crop
ground into ethanol has increased
from 7% just five years ago to
20% in 2006/07.
If forecasts for ethanol production
are on target, corn processed into
ethanol will increase more than
800 million bushels to almost
three billion bushels in 2007/08
and account for 25% of the  corn
crop.
Corn used for ethanol production
is projected to climb to about 5.0
billion bushels and account for
more than one-third of projected
U.S. corn production by the end of
the forecast period.

Market Analysis & Strategic Planning

November 5, 2007
The tyranny of “OR” and genius of “AND”
U.S. Corn Planted Acreage and Average Yield
50
55
60
65
70
75
80
85
90
95
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14
Crop Year Begining September 1
Mil Acres
50
65
80
95
110
125
140
155
170
185
Bu Acre
Acres - Actual Acres - Forecast Yield - Actual Yield - Forecast
Source: USDA and Mosaic
Our analysis indicates that the
United States can grow enough
corn to meet the demands for
food, feed, fiber and fuel if planted
area stabilizes at 90 million acres
and yields continue to increase at
trend rates.
This analysis assumes that food
demand grows at low single digit
rates, 80% of DDGS co-
production substitutes for corn in
feed rations, and exports remain
at 2 billion bushels per year.

Market Analysis & Strategic Planning

November 5, 2007
Medium term U.S. ethanol assessments
U.S. can support a 15-20 billion gallon corn-based
ethanol industry and still:
Meet feed requirements
Higher-than-expected percentage of DDGS in feed rations
Steady improvements in DDGS quality
Meet food uses
Meet export needs
A 15-20 billion gallon corn-based ethanol industry fits
nicely with 100% E10 to E15 gasoline supply
A 20+ billion gallon ethanol program will require:
Economically viable
alternative feedstock such as cellulose, or
Large increases
in average corn yields

Market Analysis & Strategic Planning

November 5, 2007
An Alternative View from Omaha
An investor asked Warren Buffett, Berkshire Hathaway CEO, his thoughts on ethanol at their 2007 annual meeting in Omaha, NE.  He passed the question to his long time associate and vice chairman Charlie Munger.
“Running cars on corn is about the stupidest thing I ever heard
of.  Our government is under tremendous political pressure
even though it makes no sense”
– Charlie Munger
“Well, Charlie, we’ll be sneaking you out of Omaha tonight”
– Warren Buffett

Market Analysis & Strategic Planning

November 5, 2007
Current Issues with Biofuels
A public opinion backlash
The energy balance of ethanol
How green is ethanol?
Food vs. fuel journalism
Starving children vs. gas-guzzling SUVs
Food inflation
A margin squeeze for U.S. ethanol producers
Plants will run – price exceeds variable cost
But a slowdown of new project development
The “Blending Wall”
HUGE
blending margins in the value chain will accelerate:
E-10 infrastructure development
E-85 regional market development

Market Analysis & Strategic Planning

November 5, 2007
The Ethanol Margin Squeeze
October 26, 2007
So, what’s the problem?
WTI Oil Nearby Price:  $91.86 bbl
(42 gallons refined gasoline/bbl = $2.19 gal
gas raw material cost from oil only before refining and distribution costs!)
Omaha cash corn price:  $3.17 bu

Market Analysis & Strategic Planning

November 5, 2007
The Ethanol Margin Squeeze
October 26, 2007
So, what’s the problem?
WTI Oil Nearby Price:  $91.86 bbl
(42 gallons refined gasoline/bbl = $2.19 gal
gas raw material cost from oil only before refining and distribution costs!)
CBOT ethanol December option: $1.74 gal
Omaha cash corn price:  $3.17 bu

"Blending Wall" will pressure margins until E-10 infrastructure catches up or E-85 develops

Current Ethanol Plants
Ethanol Plants Under Expansion
Ethanol Plants Under Construction

Ethanol Industry Fast Fact

130 Ethanol plants in operation with …
6.9 Billion gallons of annual capacity
73 Ethanol plants under construction and …
10 Ethanol plants expansions will add
6.6 Billion gallons of annual capacity

Renewable Fuel Association, October 30, 2007

Ethanol prices and margins are under pressure today despite high gasoline prices and the drop in 2007 corn prices.

Most analysts attribute this to a "Blending Wall" or the lack of distribution infrastructure (e.g. rail cars or storage tanks at blending facilities) needed to move ethanol from the Midwest to large blending markets.

As a result, "trapped" ethanol has depressed prices in local Midwest markets. In fact, ethanol prices today are trading at a discount to wholesale gasoline prices when, in theory, ethanol prices should trade at a premium of up to 51 cents per gallon or the amount of the tax credit provided to blenders.

Mosaic

Market Analysis & Strategic Planning 23 November 5, 2007

Market Analysis & Strategic Planning

November 5, 2007
U.S. Ethanol Economics
Return Over Variable Cost ($ Gal Ethanol)
Conversion
Price of Ethanol fob Plant ($ Gal)
2.8 Gal/Bu
$1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00
$5.00 ($0.78) ($0.55) ($0.32) ($0.09) $0.15 $0.38 $0.61 $0.84 $1.08
$4.50 ($0.65) ($0.42) ($0.18) $0.05 $0.28 $0.51 $0.75 $0.98 $1.21
$4.00 ($0.51) ($0.28) ($0.05) $0.18 $0.41 $0.65 $0.88 $1.11 $1.34
$3.50 ($0.38) ($0.15) $0.08 $0.32 $0.55 $0.78 $1.01 $1.25 $1.48
$3.00 ($0.25) ($0.01) $0.22 $0.45 $0.68 $0.91 $1.15 $1.38 $1.61
$2.50 ($0.11) $0.12 $0.35 $0.58 $0.82 $1.05 $1.28 $1.51 $1.75
$2.00 $0.02 $0.25 $0.49 $0.72 $0.95 $1.18 $1.41 $1.65 $1.88
$1.50 $0.16 $0.39 $0.62 $0.85 $1.08 $1.32 $1.55 $1.78 $2.01
$2.08 $2.95 $3.81 $4.68 $5.55 $6.41 $7.28 $8.15 $9.02
Maximum or Shut Down Cost of Corn ($ Bu)
DDGS sell at 80% of value of corn
Cost of natural gas varies with energy/ethanol prices (from $.21 to $.36 per gal ethanol)
Other variable costs of $.23 per gal
Key Assumptions

Market Analysis & Strategic Planning

November 5, 2007
U.S. Ethanol Economics
Plants will run
Price exceeds variable cost for most plants
But a big change in economics from two years ago
A slowdown in new project development
A high “Blending Wall”
HUGE blending margins in the value chain
The “Blending Wall” will crumble
Infrastructure investments in E-10 blending
The development of regional E-85 markets

Market Analysis & Strategic Planning

November 5, 2007
Topics and Take Aways
Revving up production agriculture worldwide
Accelerating demand growth
Strong traditional demand drivers – it’s still a food game
An octane boost from biofuels in a few key markets
U.S. ethanol developments and issues
Outstanding nutrient demand prospects
The battle for acres this year
A long term forecast

Market Analysis & Strategic Planning

November 5, 2007
The wheat market tightens further this year
Global wheat stocks are
projected to decline to 107
million tonnes or less than
18% of use.  That is the
lowest stock level since
1975/76 and the lowest
percentage of use in modern
history.
World Wheat Stocks
0
25
50
75
100
125
150
175
200
225
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Tonnes
12%
15%
18%
21%
24%
27%
30%
33%
36%
39%
Percent
Stock Pct of Use
Source: USDA

Market Analysis & Strategic Planning

November 5, 2007
Wheat prices climbed to record high levels
Wheat prices climbed to record
high levels this fall.  The
KCBOT nearby wheat contract
peaked at $9.49 bu on October
1.  Since then, it has dropped
back to the $8.50 bu range.
The price of wheat eclipsed the
previous peak set in 1996 by a
wide margin.  Strong demand
worldwide coupled with
production issues in Australia
and elsewhere set off this rally.
Hard Red Winter Wheat Price
Daily Close of the Nearby Futures Contract
2
3
4
5
6
7
8
9
10
95 96 97 98 99 00 01 02 03 04 05 06 07
$ BU
Source: KCBOT

Market Analysis & Strategic Planning

November 5, 2007
New crop wheat prices are at high levels
New Crop Wheat Prices
Daily Close June 1 to May 31
3.00
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
0601 0731 0929 1128 0127 0328 0527
MM/DD
$ BU
2004N 2007N 2008N 2009N
Source: KCBOT
New crop wheat prices for the
next two years have climbed to
the $7.00 per bushel range and
reflect the continued strength in
the global wheat market.

Market Analysis & Strategic Planning

November 5, 2007
Corn stocks are projected to increase this year
U.S. farmers have harvested
the largest corn crop ever
this fall.  USDA projects that
this year’s crop will total
13.32 billion bushels, topping
the previous record set in
2004 by more than 1.5 billion
bushels.
As a result, stocks at the end
of the 2007/08 crop year are
expected to increase almost
700 million bushels to 2.00
billion bushels.
U.S. Corn Stocks
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bil Bu
0
7
14
21
28
35
42
49
56
63
70
Pct of Use
Billion Bu Pct of Use
Source: USDA

Market Analysis & Strategic Planning

November 5, 2007
Corn prices remain at high levels
2007 corn prices still remain at
high levels relative to history,
despite the bin-buster crop.
The daily close of the nearby
option peaked at $4.35 bu on
February 22, 2007.  The
current price is down 14% or
about 60 cents from the
February peak.
When can we expect a drop in
the price of Corn Flakes?
Corn Price
Daily Close of the Nearby CBOT Futures Contract
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
95 96 97 98 99 00 01 02 03 04 05 06 07
$ BU
Source: CBOT

Market Analysis & Strategic Planning

November 5, 2007
New crop corn prices are at
extraordinarily high levels
New Crop Corn Prices
Daily Close July 1 to June 30
2.2
2.4
2.6
2.8
3.0
3.2
3.4
3.6
3.8
4.0
4.2
4.4
0701 0916 1202 0217 0505
MM/DD
$ BU
2004Z 2007Z 2008Z 2009Z 2010Z
Source: CBOT
New crop prices for the next
three years, however, remain
in the $4.00 per bushel range
and reflect the fundamental
strength in the global corn
market.
The December 2008 price is
the value farmers will take into
account when making acreage
and crop input decisions later
this fall.

Market Analysis & Strategic Planning

November 5, 2007
The largest one-year drawdown in stocks
USDA now projects that U.S.
soybean stocks will drop from
a record 575 million bushels
at the end of 2006/07 to just
215 million bushels at the
end of the 2007/08 crop year.
That is the largest one-year
decline in soybean stocks.
The market is calling for more
soybean acres because of
the expected stock depletion
this year.
U.S. Soybean Stocks
0
100
200
300
400
500
600
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Mil Bu
0
5
10
15
20
25
30
35
Pct of Use
Million Bu Pct of Use
Source: USDA

Market Analysis & Strategic Planning

November 5, 2007
Double digit soybean prices
The price of the nearby option
is trading in the $10 bu range
today, but still slightly off from
the record of 2004.
Soybean Price
Daily Close of the CBOT Nearby Futures Contract
4
5
6
7
8
9
10
11
95 96 97 98 99 00 01 02 03 04 05 06 07
$ BU
Source: CBOT

Market Analysis & Strategic Planning

November 5, 2007
New crop soybean prices remain at high levels
New Crop Soybean Prices
Daily Close July 1 to June 30
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
9.0
9.5
10.0
10.5
0701 0916 1202 0217 0505
MM/DD
$ BU
2004X 2007X 2008X 2009X
Source: CBOT
New crop soybean prices for
the next two years moved up to
$9.50 per bushel range and
reflect the fundamental
strength in the global oilseed
market.
The November 2008 price is
the value farmers will take into
account when making acreage
and crop input decisions later
this fall.

Market Analysis & Strategic Planning

November 5, 2007
Optimistic global demand forecasts
World Nutrient Use
0
20
40
60
80
100
120
140
160
180
200
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11
Source:  IFA July 2007
Million Tonnes
N P2O5 K2O
Steady increases in population
and continued strong economic
growth, particularly in large and
rapidly developing countries in
Asia, are boosting the demand
for more protein-rich food.
In addition, persistently high
energy prices are driving the
rapid development of large
biofuels initiatives in a few key
nutrient using countries.
That combination is fueling an
increasingly strong nutrient
demand outlook.  For example,
the International Fertilizer
Industry Association (IFA) in June
projected that world nutrient use
will increase more than 21 million
tonnes between 2006 to 2011 –
the equivalent of adding another
United States to global demand.

Market Analysis & Strategic Planning

November 5, 2007
Strong demand growth in Brazil and India
Brazil Fertilizer Shipments
0
5
10
15
20
25
30
92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT
Source: ANDA & Mosaic
India Nutrient Demand
6
8
10
12
14
16
18
20
22
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Fertilizer Year Beginning April 1
Mil Tonnes
Nitrogen Phosphate Potash
Source: IFA June 2007
Farm economics in India are as strong, if not
stronger, than any other market in the world.
Retail prices of urea, DAP and MOP are
roughly $120, $230 and $110 per tonne,
respectively.  Not surprisingly, Indian nutrient
use has increased more than 40% or almost
seven million tonnes during the last five years.
Brazil is back.  Total fertilizer shipments are
projected to increase to a record 24.5 million
tonnes in 2007, eclipsing the previous record
by more than 1.5 million tonnes.  Shipments
are forecast to grow to 26 million tonnes in
2008.  Supply availability could limit growth.

Market Analysis & Strategic Planning

November 5, 2007
We estimate that U.S. nutrient
use increased 10% in 2006/07
due to the large increase in
corn acreage and a recovery in
application rates.  U.S. demand
is forecast to stay flat in
2007/08 due to a switch in
acreage from corn to soybeans
and wheat.
Slight increases in acreage
coupled with further increases
in application rates are
projected to drive up U.S.
nutrient use to the 24 million ton
range by 2011/12.  Demand is
expected to remain relatively
stable at this high level due to
the large amount of corn used
for ethanol production.
High and stable U.S. nutrient use
U.S. Nutrient Use
15
16
17
18
19
20
21
22
23
24
25
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12
Fertilizer Year Ending June 30

Market Analysis & Strategic Planning

November 5, 2007
Topics and Take Aways
Revving up production agriculture worldwide
Accelerating demand growth
Strong traditional demand drivers – it’s still a food game
An octane boost from biofuels in a few key markets
U.S. ethanol developments and issues
Outstanding nutrient demand prospects
The battle for acres this year
A long term forecast

Market Analysis & Strategic Planning

November 5, 2007
High degree of confidence in grain
and oilseed demand forecasts
Step One: Forecast global grain and oilseed demand
The statistical model indicates
that variations in population and
per capita GDP explained more
than 99% of the variation in
grain and oilseed use between
1980 and 2006 (R-square).
Global population increases
about 73 million people per
year.  The model shows that
such an increase causes grain
and oilseed use to increase
about 18 million tonnes per year
(or more than 240 kg per
additional person).
Per capita income growth of
2.5% or about $150 per year
causes annual grain and oilseed
use to increase about 22 million
tonnes per year.
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
80 85 90 95 00 05 10 15
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol
This analysis excluded corn processed into ethanol in the United States.
Historical and projected U.S. corn use for ethanol production was added to historical data and model forecasts.  Corn used for ethanol production is projected to increase to more than 145 million tonnes or about 5.7 billion bushels by 2015.
Compound Annual Growth Rates
1996-01 2001-06 2006-15
1.4% 1.8% 1.9%

Market Analysis & Strategic Planning

November 5, 2007
Area and yields will need to increase to
meet projected grain and oilseed demand
Harvested area has remained
relatively stable since 1980.
Area increases slightly during
periods of high commodity
prices and declines slightly
during periods of low commodity
prices.  USDA forecasts that
area will increase to 880 million
hectares in 2007.
The average yield has trended
steadily upward over time.
Yields have accounted for
nearly all of the increase in
global grain and oilseed
production since 1980.
World Harvested Area and Average Yield
575
600
625
650
675
700
725
750
775
800
825
850
875
900
925
80 85 90 95 00 05 10 15
Source:  USDA and Mosaic
Mil Ha
1.8
1.9
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
2.9
3.0
3.1
3.2
MT Ha
Actual  Area Forecast Area Actual Yield Required Yield
Step Two: Assess global area and yield required to meet projected demand
This analysis assumes that harvested area will trend slowly upward to 900 million hectares due to new land brought into production in regions such Argentina, Brazil and Africa and stable area in other regions.
The green line is the average yield required to produce harvests that just match projected demand.

Market Analysis & Strategic Planning

November 5, 2007
Higher yields require higher nutrient
application rates
There also is a strong statistical
relationship between the world
average grain and oilseed yield
and the world average nutrient
application rate.
A yield curve was fit using data
from 1980 to 2006 (in a Cobb-
Douglas or log-linear form).
Variations in the average
application rate explained about
83% of the variation in the
average yield during this period
(R-square).
The model included a variable
to adjust for the significant
differences in nutrient use in the
former Soviet Union (FSU)
before and after its break-up in
1992.
World Average Application Rate and Yield
1980-2006
1.8
1.9
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
2.9
130 140 150 160 170 180 190 200
App Rate - KG N+P+K HA
Actual Model Pre-FSU Model Post-FSU
Step Three: Quantify the relationship between yield and application rates
The model indicates that increasing the application rate from
170 to 180 kg ha will boost yield 100 kg ha from 2.60 to 2.70 mt ha and increasing the rate from 180 to 190 kg ha will increase yield 90 kg ha from 2.70 to 2.79 mt ha.

Market Analysis & Strategic Planning

November 5, 2007
Rates are forecast to increase from
191 to 234 kg ha to produce required yields
This chart shows the average
application rate from 1980 to
2006 and the rate predicted by
the model that is required to
achieve the yield necessary to
match projected grain and
oilseed demand.
In particular, the model indicates
that the average application rate
would have to increase from
191 kg ha in 2006 to 234 kg ha
by 2015 in order to boost yields
from 2.77 mt ha today to 3.19 mt
ha in 2015.
Step Three: Quantify the relationship between yield and application rates
World Average Yield and Application Rate
120
130
140
150
160
170
180
190
200
210
220
230
240
80 85 90 95 00 05 10 15
Source:  IFA, USDA and Mosaic
KG HA
1.750
1.875
2.000
2.125
2.250
2.375
2.500
2.625
2.750
2.875
3.000
3.125
3.250
MT HA
App Rate - Actual App Rate - Model Yield - Actual Yield -Rqrd

Market Analysis & Strategic Planning

November 5, 2007
The model forecasts that global
nutrient use will increase 2.8% per year
World Nutrient Use
80
90
100
110
120
130
140
150
160
170
180
190
200
210
220
80 85 90 95 00 05 10 15
Source:  IFA and Mosaic
MMT
Actual - ROW Actual - FSU Mosaic Model
Step Four: Forecast nutrient demand based on area and yield/application rate
Assuming harvested area
climbs to 900 million hectares
and the average application rate
increases to 234 kg ha (in order
to achieve an average global
yield of 3.19 mt ha), global
nutrient use is projected to
increase from about 164 million
tonnes today to 210 million
tonnes in 2015 (i.e. 900 million
hectares times 234 kg ha).
This model forecasts that global
nutrient use will increase 2.8%
per year through 2015.  That is
faster than the rate of 2.0% per
year from 1996 to 2006.

Market Analysis & Strategic Planning

November 5, 2007
TD Newcrest Agricultural Conference
Harvesting Great Ideas
November 5, 2007
Dr. Michael R. Rahm
Vice President
Market Analysis and Strategic Planning
Crop Nutrient Outlook:
Revving Up Production Agriculture
to meet the
Growing Demands of a Developing World